Exhibit 99.2 First Midwest Bancorp, Inc. Selected Financial Information (Amounts in thousands, except per share data)

	2015	2014
	March 31	December 31	September 30	June 30	March 31
Period-End Balance Sheet
Assets:
Cash and cash equivalents	$619,057	$606,262	$676,583	$477,973	$592,312
Securities available-for-sale, at fair value	1,151,603	1,187,009	997,420	1,050,475	1,080,750
Securities held-to-maturity, at amortized cost	25,861	26,555	26,776	26,471	43,251
FHLB and FRB stock	38,748	37,558	35,588	35,588	35,161
Loans held-for-sale	8,595	9,459	24,504	21,125	2,111
Loans:
Commercial and industrial	2,318,058	2,253,556	2,208,166	2,073,018	1,917,396
Agricultural	368,836	358,249	347,511	330,626	321,343
Commercial real estate:
Office, retail, and industrial	1,443,562	1,478,379	1,422,522	1,312,401	1,348,094
Multi-family	560,800	564,421	559,689	350,430	337,332
Construction	191,104	204,236	193,445	195,109	181,012
Other commercial real estate	881,026	887,897	871,825	798,324	822,934
Home equity and installment	692,377	619,217	586,874	542,393	524,418
1-4 family mortgages	285,758	291,463	238,172	241,156	240,561
Total loans, excluding covered loans	6,741,521	6,657,418	6,428,204	5,843,457	5,693,090
Covered loans	62,830	79,435	90,875	104,867	122,387
Allowance for loan and covered loan losses	(70,990)	(72,694)	(73,106)	(78,326)	(80,632)
Net loans	6,733,361	6,664,159	6,445,973	5,869,998	5,734,845
OREO, excluding covered OREO	26,042	26,898	29,165	30,331	30,026
Covered OREO	7,309	8,068	9,277	9,825	7,355
FDIC indemnification asset	8,540	8,452	8,699	10,276	15,537
Investment in bank-owned life insurance	207,190	206,498	195,270	194,502	193,673
Goodwill and other intangible assets	333,202	334,199	318,511	274,962	275,605
Other assets	339,088	330,022	328,585	303,721	317,893
Total assets	$9,498,596	$9,445,139	$9,096,351	$8,305,247	$8,328,519
Liabilities and Stockholders' Equity:
Noninterest-bearing deposits	$2,339,492	$2,301,757	$2,295,679	$2,025,666	$1,961,371
Interest-bearing deposits	5,575,187	5,586,001	5,320,454	4,869,584	4,855,386
Total deposits	7,914,679	7,887,758	7,616,133	6,895,250	6,816,757
Borrowed funds	131,200	137,994	132,877	104,201	223,699
Senior and subordinated debt	200,954	200,869	191,028	190,996	190,964
Other liabilities	135,813	117,743	106,637	75,362	76,674
Stockholders' equity	1,115,950	1,100,775	1,049,676	1,039,438	1,020,425
Total liabilities and stockholders' equity	$9,498,596	$9,445,139	$9,096,351	$8,305,247	$8,328,519
Stockholders' equity, excluding OCI	$1,128,755	$1,116,630	$1,068,528	$1,054,709	$1,040,197
Stockholders' equity, common	1,115,950	1,100,775	1,049,676	1,039,438	1,020,425
Average Balance Sheet
Total assets	$9,461,741	$9,232,169	$8,768,093	$8,416,669	$8,282,487
Interest earning assets:
Investment securities	$1,200,423	$1,095,446	$1,067,742	$1,113,201	$1,167,803
FHLB and FRB stock	37,822	36,209	35,588	35,517	35,161
Total loans, excluding covered assets	6,662,034	6,452,098	6,195,222	5,778,044	5,578,616
Covered interest-earning assets	78,365	93,869	107,661	124,909	143,841
Other interest-earning assets	539,926	643,283	495,131	550,813	554,607
Total interest-earning assets	$8,518,570	$8,320,905	$7,901,344	$7,602,484	$7,480,028
Funding sources:
Demand deposits	$2,312,431	$2,339,298	$2,208,450	$2,069,781	$1,928,289
Savings deposits	1,426,546	1,306,388	1,231,700	1,189,722	1,159,643
NOW accounts	1,365,494	1,331,360	1,261,522	1,196,712	1,181,297
Money market deposits	1,521,762	1,506,643	1,413,753	1,334,700	1,311,998
Core deposits	6,626,233	6,483,689	6,115,425	5,790,915	5,581,227
Time deposits	1,266,562	1,255,355	1,226,025	1,168,898	1,196,449
Total deposits	7,892,795	7,739,044	7,341,450	6,959,813	6,777,676
Borrowed funds	127,571	111,213	101,674	164,605	222,491
Senior and subordinated debt	200,910	194,137	191,013	190,981	190,949
Total funding sources	$8,221,276	$8,044,394	$7,634,137	$7,315,399	$7,191,116
Stockholders' equity	$1,114,762	$1,072,682	$1,050,881	$1,034,589	$1,015,402

First Midwest Bancorp, Inc. Selected Financial Information (Amounts in thousands, except per share data)

	2015	2014
	March 31	December 31	September 30	June 30	March 31
Income Statement
Interest income	$82,469	$81,309	$76,862	$72,003	$69,690
Interest expense	5,687	5,490	5,831	5,696	5,995
Net interest income	76,782	75,819	71,031	66,307	63,695
Provision for loan and covered loan losses	6,552	1,659	10,727	5,341	1,441
Service charges on deposit accounts	9,271	10,015	9,902	8,973	8,020
Wealth management fees	7,014	6,744	6,721	6,552	6,457
Card-based fees	6,402	6,390	6,646	5,969	5,335
Mortgage banking income	1,123	812	1,125	959	1,115
Merchant servicing fees	2,665	2,703	2,932	2,916	2,709
Other service charges, commissions, and fees	2,166	2,700	2,334	1,639	1,413
Total fee-based revenues	28,641	29,364	29,660	27,008	25,049
Net securities gains (losses)	512	(63)	2,570	4,517	1,073
Gains on sales of properties	—	—	3,954	—	—
Other income	646	613	512	423	447
Trading gains (losses)	419	311	(356)	531	191
BOLI income	883	843	767	773	490
Net losses on early extinguishment of debt	—	—	—	(2,059)	—
Total noninterest income	31,101	31,068	37,107	31,193	27,250
Salaries and wages and nonqualified plan expense	32,794	32,640	28,152	28,403	27,383
Retirement and other employee benefits	7,922	7,660	7,319	6,158	6,108
Net occupancy and equipment expense	10,436	9,479	8,639	7,672	9,391
Professional services	5,109	6,664	5,692	5,691	5,389
Technology and related costs	3,687	3,444	3,253	3,104	3,074
Net OREO expense	1,204	2,544	1,406	1,569	1,556
Advertising and promotions	1,223	2,418	1,822	2,306	1,613
Merchant card expense	2,197	2,203	2,396	2,383	2,213
Cardholder expenses	1,268	1,036	1,120	1,081	1,014
FDIC premiums	1,528	1,571	1,523	1,377	1,353
Intangibles amortization	998	842	643	643	761
Other expenses	4,291	5,033	4,600	3,800	3,813
Acquisition and integration related expenses	—	9,294	3,748	830	—
Total noninterest expense	72,657	84,828	70,313	65,017	63,668
Income before income tax	28,674	20,400	27,098	27,142	25,836
Income tax	8,792	5,807	8,549	8,642	8,172
Net income	$19,882	$14,593	$18,549	$18,500	$17,664
Net income applicable to common shares	$19,654	$14,454	$18,307	$18,270	$17,439
Net income applicable to common shares, excluding acquisition and integration related expenses	$19,654	$20,030	$20,556	$18,768	$17,439
Basic earnings per common share	$0.26	$0.19	$0.25	$0.25	$0.24
Diluted earnings per common share	$0.26	$0.19	$0.25	$0.25	$0.24
Diluted earnings per common share, excluding acquisition and integration related expenses	$0.26	$0.27	$0.28	$0.25	$0.24
Weighted average shares outstanding	76,918	75,119	74,341	74,322	74,147
Weighted average diluted shares outstanding	76,930	75,132	74,352	74,333	74,159
Tax-equivalent adjustment (1)	$2,883	$2,923	$2,939	$2,899	$2,976
Tax-equivalent net interest income (1)	$79,665	$78,742	$73,970	$69,206	$66,671
Top-line revenue:
Interest income	$82,469	$81,309	$76,862	$72,003	$69,690
Fee-based revenues	28,641	29,364	29,660	27,008	25,049
Total top-line revenue	$111,110	$110,673	$106,522	$99,011	$94,739

Common stock and related per common share data:
Book value	$14.31	$14.17	$13.94	$13.81	$13.56
Tangible book value	10.04	9.87	9.71	10.16	9.90
Dividends declared per share	0.09	0.08	0.08	0.08	0.07
Closing price at period end	17.37	17.11	16.09	17.03	17.08
Market price - period high	17.84	17.99	17.77	18.19	17.83
Market price - period low	15.34	15.01	15.64	15.49	15.36
Closing price to book value	1.2	1.2	1.2	1.2	1.3
Period end shares outstanding	77,957	77,695	75,295	75,273	75,266
Period end treasury shares	10,271	10,533	10,492	10,514	10,521
Common dividends	$7,011	$6,206	$6,027	$6,025	$5,272
Note: Discussion of footnotes are located at the end of this document.

First Midwest Bancorp, Inc. Selected Financial Information (Amounts in thousands, except per share data)

	2015	2014
	March 31	December 31	September 30	June 30	March 31
Return on Average Common and Tangible Common Equity
Net income applicable to common shares	$19,654	$14,454	$18,307	$18,270	$17,439
Tax-equivalent intangibles amortization	599	505	386	386	457
Net income applicable to common shares, excluding intangibles amortization	20,253	14,959	18,693	18,656	17,896
Tax-equivalent acquisition and integration related expenses	—	5,576	2,249	498	—
Net income applicable to common shares, excluding intangibles amortization and acquisition and integration related expenses	$20,253	$20,535	$20,942	$19,154	$17,896
Average stockholders' equity	$1,114,762	$1,072,682	$1,050,881	$1,034,589	$1,015,402
Less: average intangible assets	(333,684)	(320,533)	(288,975)	(275,273)	(275,956)
Average tangible common equity	$781,078	$752,149	$761,906	$759,316	$739,446
Return on average common equity (2)	7.15%	5.35%	6.91%	7.08%	6.97%
Return on average tangible common equity (2)	10.52%	7.89%	9.73%	9.85%	9.81%
Return on average tangible common equity, excluding acquisition and integration related expenses (2)	10.52%	10.83%	10.90%	10.12%	9.81%
Efficiency Ratio Calculation
Noninterest expense	$72,657	$84,828	$70,313	$65,017	$63,668
Less:
Net OREO expense	(1,204)	(2,544)	(1,406)	(1,569)	(1,556)
Acquisition and integration related expenses	—	(9,294)	(3,748)	(830)	—
Total	$71,453	$72,990	$65,159	$62,618	$62,112
Tax-equivalent net interest income (1)	$79,665	$78,742	$73,970	$69,206	$66,671
Fee-based revenues	28,641	29,364	29,660	27,008	25,049
Add:
Other income	646	613	512	423	447
Trading gains (losses)	419	311	(356)	531	191
Tax-adjusted BOLI (BOLI/.6)	1,472	1,405	1,278	1,288	817
Total	$110,843	$110,435	$105,064	$98,456	$93,175
Efficiency ratio	64.46%	66.09%	62.02%	63.60%	66.66%
Other Key Ratios/Data:
Return on average assets (2)	0.85%	0.63%	0.84%	0.88%	0.86%
Net interest margin (1)	3.79%	3.76%	3.72%	3.65%	3.61%
Loans-to-deposits	85.97%	85.41%	85.60%	86.27%	85.31%
Yield on average interest-earning assets (1)	4.06%	4.02%	4.01%	3.95%	3.93%
Cost of funds	0.39%	0.38%	0.43%	0.44%	0.46%
Net noninterest expense ratio (2)	1.80%	2.31%	1.80%	1.73%	1.84%
Effective income tax rate	30.66%	28.47%	31.55%	31.84%	31.63%
Full time equivalent employees - end of period	1,802	1,788	1,734	1,623	1,619
Number of bank branches	99	103	98	86	86
Number of automated teller machines	142	145	136	121	124
Risk-Based Capital Data:
Common stock	$882	$882	$858	$858	$858
Additional paid-in capital	441,689	449,798	408,789	407,895	406,009
Retained earnings	912,387	899,516	891,129	878,607	866,132
Treasury stock, at cost	(226,203)	(233,566)	(232,248)	(232,651)	(232,802)
Goodwill and other intangible assets	(319,635)	(334,199)	(318,511)	(274,962)	(275,605)
Disallowed deferred tax assets (CET1) (3)	(3,354)	(30,638)	(33,473)	(35,861)	(39,250)
Common equity Tier 1 capital	805,766	751,793	716,544	743,886	725,342
Trust preferred securities	50,690	50,690	36,690	36,690	36,690
Disallowed deferred tax assets (other) (3)	(5,030)	N/A	N/A	N/A	N/A
Tier 1 capital	851,426	802,483	753,234	780,576	762,032
Tier 2 capital	72,806	82,209	82,421	87,641	89,946
Total capital	$924,232	$884,692	$835,655	$868,217	$851,978
Risk-weighted assets	$8,229,627	$7,876,754	$7,640,487	$7,116,599	$6,980,938
Tangible common equity	782,748	766,576	731,165	764,476	744,820
Tangible common equity excluding AOCI	795,553	782,431	750,017	779,747	764,592
Adjusted average assets	9,134,320	8,884,045	8,433,363	8,123,488	7,993,529
Total capital to risk-weighted assets	11.23%	11.23%	10.94%	12.20%	12.20%
Tier 1 capital to risk-weighted assets	10.35%	10.19%	9.86%	10.97%	10.92%
Tier 1 common capital to risk-weighted assets (CET1) (3)	9.79%	N/A	N/A	N/A	N/A
Tier 1 leverage to average assets	9.32%	9.03%	8.93%	9.61%	9.53%
Tangible common equity ratio	8.54%	8.41%	8.33%	9.52%	9.25%
Tangible common equity ratio, excluding AOCI	8.68%	8.59%	8.54%	9.71%	9.49%
Tangible common equity to risk-weighted assets	9.51%	9.73%	9.57%	10.74%	10.67%
Note: Discussion of footnotes are located at the end of this document.

First Midwest Bancorp, Inc. Selected Financial Information (Amounts in thousands, except per share data)

	2015	2014
	March 31	December 31	September 30	June 30	March 31
Asset Quality Performance Data:
Non-performing assets (4):
Commercial and industrial	$12,913	$22,693	$19,696	$22,629	$8,559
Agricultural	358	360	361	363	364
Commercial real estate:
Office, retail, and industrial	11,363	12,939	16,963	16,423	24,968
Multi-family	700	754	1,536	1,572	2,181
Construction	7,488	6,981	7,082	5,077	5,297
Other commercial real estate	5,915	6,970	7,912	7,930	9,049
Home equity and installment	5,521	6,333	7,743	8,643	8,785
1-4 family mortgages	3,819	2,941	3,235	4,091	5,014
Total non-accrual loans	48,077	59,971	64,528	66,728	64,217
90 days or more past due loans	3,564	1,173	6,062	3,533	4,973
Total non-performing loans	51,641	61,144	70,590	70,261	69,190
Accruing troubled debt restructurings	3,581	3,704	5,449	5,697	6,301
Other real estate owned	26,042	26,898	29,165	30,331	30,026
Total non-performing assets	$81,264	$91,746	$105,204	$106,289	$105,517
30-89 days past due loans (4)	$18,631	$20,073	$17,321	$24,167	$12,861
Allowance for credit losses:
Allowance for loan losses	$65,311	$65,468	$64,457	$68,983	$69,203
Allowance for covered loan losses	5,679	7,226	8,649	9,343	11,429
Reserve for unfunded commitments	1,816	1,816	1,616	1,616	1,616
Total allowance for credit losses	$72,806	$74,510	$74,722	$79,942	$82,248
Provision for loan and covered loan losses	$6,552	$1,659	$10,727	$5,341	$1,441
Net charge-offs by category:
Commercial and industrial	$6,657	$1,217	$9,047	$1,840	$1,367
Agricultural	—	—	—	—	153
Commercial real estate:
Office, retail, and industrial	(166)	143	2,459	3,221	1,025
Multi-family	24	476	26	265	89
Construction	(17)	(6)	157	232	503
Other commercial real estate	1,051	(247)	1,255	472	1,627
Home equity and installment	512	307	2,089	1,018	1,487
1-4 family mortgages	(33)	35	909	597	403
Net charge-offs, excluding covered loans	8,028	1,925	15,942	7,645	6,654
Charge-offs on covered loans	228	146	5	2	(340)
Total net charge-offs	$8,256	$2,071	$15,947	$7,647	$6,314
Total recoveries included above	$1,797	$2,669	$1,159	$1,133	$3,244
Asset Quality ratios (4):
Non-accrual loans to loans	0.71%	0.90%	1.00%	1.14%	1.13%
Non-performing loans to loans	0.77%	0.92%	1.10%	1.20%	1.22%
Non-performing assets to loans plus OREO	1.20%	1.37%	1.63%	1.81%	1.84%
Non-performing assets to tangible common equity plus allowance for credit losses	9.56%	11.00%	13.20%	12.73%	12.94%
Non-accrual loans to total assets	0.51%	0.64%	0.72%	0.82%	0.79%
Allowance for credit losses and net charge-off ratios:
Allowance for credit losses to loans	1.07%	1.11%	1.15%	1.34%	1.41%
Allowance for credit losses to loans, excluding acquired loans (5)	1.19%	1.24%	1.25%	1.34%	1.41%
Allowance for credit losses to non-accrual loans (4)	139.62%	112.19%	102.39%	105.80%	110.28%
Allowance for credit losses to non-performing loans (4)	129.99%	110.04%	93.60%	100.48%	102.35%
Net charge-offs to average loans (2)	0.50%	0.13%	1.01%	0.53%	0.45%
Footnotes:
(1) Tax equivalent basis reflects federal and state tax benefits.
(2) Annualized based on the actual number of days for each period presented.
(3) Basel III Capital Rules became effective for the Company on January 1, 2015. These rules revise the risk-based capital requirements and introduce a new capital measure, Tier 1 common capital to risk-weighted assets. As a result, ratios at March 31, 2015 are computed using the new rules and prior periods presented are reported using the regulatory guidance applicable at that time.

(4) Excludes covered loans and covered OREO.
(5) Acquired loans are recorded at fair value as of the acquisition date with no allowance for credit losses being established. As the acquisition adjustment is accreted into income over future periods, if meaningful credit deterioration occurs an allowance for credit losses will be established.